UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 1, 2014
Date of Earliest Event Reported: November 26, 2014

VERTEX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Gemini Street
Suite 250
Houston, Texas 77058
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 26, 2014, Vertex Energy, Inc. (the “Company”, “Vertex”, “we” or “us”) entered into a First Amendment to Asset Purchase Agreement (the “First Amendment”), which amended the October 21, 2014 Asset Purchase Agreement (the “Purchase Agreement”) by and among the Company, Vertex Energy Operating, LLC, the wholly-owned subsidiary of the Company (“Vertex Operating”), Vertex Refining OH, LLC, a wholly-owned subsidiary of the Company (“Vertex OH”), and Heartland Group Holdings, LLC (“Heartland”).

Pursuant to the First Amendment, the date pursuant to which the parties have exclusive bargaining rights in connection with the transactions contemplated by the Purchase Agreement, and the date by which the closing is required to occur by, were both extended from November 30, 2014, to December 6, 2014.

The Purchase Agreement is described in greater detail in the Form 8-K filed by the Company with the Securities and Exchange Commission on October 28, 2014.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

2.1(1)	Asset Purchase Agreement by and among Vertex Energy Operating, LLC, Vertex Refining OH, LLC, Vertex Energy, Inc. and Heartland Group Holdings, LLC (October 21, 2014)
2.2*	First Amendment to Asset Purchase Agreement by and among Vertex Energy Operating, LLC, Vertex Refining OH, LLC, Vertex Energy, Inc. and Heartland Group Holdings, LLC (November 26, 2014)
10.1(1)	Consulting Agreement between Heartland Group Holdings, LLC and Vertex Energy Operating, LLC (July 28, 2014)

* Filed herewith.

(1) Filed as an exhibit to the Company’s Current Report on Form 8-K, filed with the Commission on October 28, 2014, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: December 1, 2014	By: /s/ Chris Carlson
Chris Carlson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1(1)	Asset Purchase Agreement by and among Vertex Energy Operating, LLC, Vertex Refining OH, LLC, Vertex Energy, Inc. and Heartland Group Holdings, LLC (October 21, 2014)
2.2*	First Amendment to Asset Purchase Agreement by and among Vertex Energy Operating, LLC, Vertex Refining OH, LLC, Vertex Energy, Inc. and Heartland Group Holdings, LLC (November 26, 2014)
10.1(1)	Consulting Agreement between Heartland Group Holdings, LLC and Vertex Energy Operating, LLC (July 28, 2014)

* Filed herewith.

(1) Filed as an exhibit to the Company’s Current Report on Form 8-K, filed with the Commission on October 28, 2014, and incorporated herein by reference.